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                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 --------------
                                | SEC FORM 8-K |
                                 --------------
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)
                                  July 7, 2003

                            -----------------------
                           | World Associates, Inc.|
                            -----------------------

                            Stock Symbol:  OTCBB: WAIV
                        Commission File Number 000-27949

                       Nevada                     88-0406903
            (State of incorporation)          (IRS Employer ID)


                            World Associates, Inc.
                        4160 S. Pecos Road, Suite 20
                          Las Vegas, Nevada 89121

                              (702) 914-6092


                                TRANSFER AGENT:

                        Pacific Stock Transfer Company
                       500 E. Warm Springs Rd., St. 240
                           Las Vegas, Nevada 89119
                              (702) 361-3033







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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

INFORMATION ABOUT LAWSUIT SETTLED WITH A FAVORABLE OUTCOME FOR WORLD ASSOCIATES, INC., THE "COMPANY":

On or about April 23, 2003, Superior Real Estate, Inc. (a wholly owned subsidiary of the Company, "Superior"), filed legal actions against Superior Development, Inc., ("SDI"), Howard Palmer, a Third Party and others. That action was first reported in the Company's first quarter 10Q filed in 2003. A settlement was reached with the Third Party and those details were reported in an 8-K filing on August 1, 2003. After the settlement with the Third Party the Company amended its complaint against SDI, Howard Palmer and others and proceeded against them for damages.

In January 2004 SDI and Howard Palmer defaulted in a Kern County case and a judgment was entered against them. Palmer and SDI filed an answer in a San Bernardino case, but the matter was settled completely in February 2004. (The actions took place in two counties since the properties involved in the suit were in separate counties.) Under the terms of the settlement the Company's Preferred Stock Series A, B, C, E, & F with a total face value of $7,400,000 was returned to the Company and cancelled. That stock was issued as consideration for several real properties acquired by Superior Real Estate, Inc. (Details can be found in the annual 10K filed in April of 2003.)

After due consideration the Company has concluded that a one time adjustment should be made that reflects a gain from the settlement. It will show as income to Superior under GAAP and it will reflected as such in the Company's consolidated financial statements for the during first quarter of 2004. The amount of the gain is estimated to be $4,970,000.

NOTE: The Company does not expect to pay income tax on the damage award income during 2004. The Company, after due consideration, believes that Section 108 e
(5) of the IRS Tax Code applies to the settlement award. That Section defines the general rules for the discharge of indebtedness. Under Section 108 e (5) the damage award is considered a "purchase-money debt reduction for solvent debtor treated as a price reduction". For tax purposes, that treatment has the effect of reducing the basis in the property and it defers the tax liability until the time the property is sold.








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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Associate, Inc.
/s/  Randall Prouty, President         Date:  April 12, 2004
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